New Ways & New Places

Analyst & Investor Day
New York City
October 24, 2008

Disclosure

“Statements in this presentation that set forth expectations or predictions are based on facts and situations that are known to us as of today, October 24, 2008.

“Actual results may differ materially, due to risks and uncertainties, such as those described on pages 16-23 of the Form 10-K in our
2007 annual report and our other subsequent filings with the SEC.
Statements in this presentation are not guarantees of
future performance.”

Contact Information/Participants

Mr. Allen Doane, Chairman and CEO

Mr. Stan Kuriyama, President
skuriyama@abinc.com

Mr. Chris Benjamin, SVP
Chief Financial Officer & Treasurer
cbenjamin@abinc.com

Mr. Kevin L. Halloran, Vice President,
Corporate Development & IR
khalloran@abinc.com

Matson Navigation Company

A&B Properties, Inc.

Mr. Norb Buelsing, President
nbuelsing@abprop.com

Alexander & Baldwin, Inc.

Mr. Jim Andrasick, Chairman
jandrasick@matson.com

Mr. Matt Cox, President
mcox@matson.com

Agenda

“Roundtable” lunch sessions

12:00 – 1:00 p.m.

Value Creation

11:30 – 12:00 p.m.

Inside the Supply Chain

Transportation & Logistics

11:00 – 11:30 a.m.

Targeted Investment & Capital

Real Estate Development & Leasing

10:30 – 11:00 a.m.

Introduction & Consolidated Overview

10:00 – 10:30 a.m .

A&B Overview

Allen Doane

Challenging Environment

Deteriorating economic conditions

Impacted by recent high energy prices

Weak residential real estate market

Weakening consumer demand/consumption

Much lower auto sales

Slowing consumption

Credit availability/deleveraging and negative effect
on asset prices

Significantly fewer Hawaii tourists

Opportunistic/distressed investments

Economic Environment
Real Estate

Contraction in residential markets

Adverse impact on residential sales
through 2009, perhaps longer

Good environment for deeply discounted investments

Commercial properties mixed

Turnover of commercial property sales might slow

Better, but challenging, environment for long-term investments

Stable in Hawaii, less so on U.S. Mainland

Modest impact on short/mid-term performance

Entitlement environment may be improving

Economic Environment
Transportation

Volume contraction continuing

Adverse impact on Hawaii performance through 2009

Negligible impact on Guam/China performance

Consumer demand slackened in all trades

Rate structure

“Premium” China service/rates maintained

China peak season surcharge unlikely

Hawaii and Guam rates steady

Bunker fuel price volatility

Effective recovery in Hawaii and Guam markets

Recent trends favorable in China service

Strengthening the Core
Managing Through the Challenge

Corporate (company-wide)

Significant reduction in capital spending except for
strategic/opportunistic investments

Continuing, increased focus on cost containment

Transportation

Reconfigured ship deployments to decrease voyage days
to match volume

System-wide review of empty positioning costs

Reduced, deferred or eliminate non-essential
equipment purchases

25 other “gap” initiatives across all operations

Strengthening the Core
Managing Through the Challenge

Agribusiness

Some cost reductions realized but overwhelmed
by low production due to extraordinary drought

Properties

Accelerate opportunistic investments

Capture embedded value of commercial portfolio through sales

Defer construction in early developments until pre-sale
thresholds are met

Key Drivers/Outlook
Transportation

Transportation

Sharp YOY Hawaii volume declines
expected to moderate in 2009

Somewhat stable conditions expected in
Guam, China trades

Additional cost takeouts in progress

Growth expected at MIL as expansion initiatives kick in

Capital minimized except for strategic investment

Key Drivers/Outlook
Real Estate/Agribusiness

Agribusiness

Do not expect materially improved results in sugar

Committed to improving financial performance

Real Estate

Residential real estate on holiday in 2009

Some weakening in commercial conditions but it will be mixed

Ongoing land monetization

Capital for developments reduced to essential needs

Window open for opportunistic investments

Targeted Real Estate

Stan Kuriyama
Norb Buelsing

Preservation & Creation of Value

Preservation

Strict investment discipline maintained

Bulk of residential closings before market fall – Keola Lai, Kai Malu

Limited standing inventory & open construction

Generation

Entitlement progress – MBP II, others initiated

Continued success with 1031 program

Position projects for market recovery

Active search for new investments

Competitive advantage

Deep understanding of local economy, politics, markets, community

Successful track-record; highly-regarded reputation

Access to capital

Entitle & Develop Historic Landholdings

Preliminary Planning

Urban Potential

1,000-2,000

Various

Entitlement

600 Unit Residential

100

Kihei

Entitlement

3,000 Unit Residential, Public

800

Waiale

Permitting/water source

Light Industrial

180

Maui Business Park

Permitting/water source

168 Unit Residential

63

Haliimaile

Permitting/Construction

103 Unit Residential

3

Kane Condos

225k s.f. GLA

Permitting/Construction

440 Unit Residential

25

Kahului Town Center

Grand opening

90,000 s.f. Commercial

10

Kukui’ula Village JV

Construction/Closings

1,200 Unit Resort

1,000

Kukui’ula JV

2009 Target

Description

Acres

Project

Acquire & Develop Anywhere In Hawaii

Oahu

Mill Town

1998

Maui

Vintage

1999

Maui

Fairway Shops

2000

Maui

Summit

2000

Hawaii

HoloHolo Ku

2001

Oahu

Kai Lani

2001

Oahu

Lanikea at Waikiki

2001

Oahu

Kunia Commercial

2002

15 Development

Oahu

Alakea Corporate Tower

2003

Oahu

Hokua

2003

Maui

Wailea

2003

Maui

Kai Malu

2004

Hawaii

Ka Milo at Mauna Lani

2004

Oahu

Keola La’i

2004

Oahu

Waiawa

2006

Oahu

Hawaii Business Park

1999

Oahu

Haseko

1999

Oahu

Ocean View

1999

Oahu

Judd Building

2000

Oahu

Kaneohe Bay Shopping Ctr.

2001

Oahu

Pacific Guardian Tower

2001

10 Income

Oahu

Mililani Shopping Center

2002

Maui

Napili Plaza

2003

Hawaii

Lanihau Shopping Center

2005

Oahu

Daiei

2005

Targeted Real Estate Investments
Development Pipeline

Ka Milo

Valencia

Brydeswood

Port Allen

Kane Street

Kahului Town Center

Maui Business Park II

2010 and Beyond

2008

2009

Waiawa

Keola La'i

Kukui'ula (Res. and Comm)

Additional Wailea

Wailea MF-7

Wailea MF-19

Wailea MF-11

Kai Malu at Wailea

Current
Status

Entitled

Under construction

Sales Commenced

Location:                                                        Honolulu

Property Type:                 Condominium

Units:                                           352 Residential
                                                                       4 Commercial

Closed sales:                                                           327

Revenue to date:                          $201 MM

Average price:                                          $607K*

** Average sales price includes 63 reserved

   (affordable) units

Major Project Update
Keola La’i

Kai Malu at Wailea

25 acres, 150 units

$1.3M average price

133 units closed

$34 million income
booked to date

Kukui`ula

1,000 acres, 1,200 units

80 units sold to date

Extended absorption

Clubhouse/golf course underway – 2010 completion

Major infrastructure components completed/underway

Phasing adjustments under consideration,
better match of capital to sales absorption

Kukui`ula

Maui Business Park Phase II

Retail, light industrial

180 acres

Zoning achieved in 2008

10 - 15 year absorption

Construction start: 2010

Sales start: 2011

Leased Portfolio
As of September 30, 2008

                                                          GLA

                                         Count                          (M sf)       NOI ($M)

Hawaii         22              1.3            33.3

Mainland      22              5.9            36.0

Total            44              7.2            69.3

Sparks Business Center

Pacific Guardian Tower

Leasing Margin
YTD through September 30, 2008

By Property Type

By Location

   Occupancy        Mainland                                    Hawaii

             2006                                                98%                                                     98%

             2007                                                97%                                                     98%

            3Q08                                               95%                                                      98%

Growth Opportunities
Savannah Logistics Park

Savannah

1.0 million s.f. in two buildings

Lease commenced 2Q08 for 700K s.f.

Warehousing & distribution service

Key toehold in growing market

Agribusiness

Challenges

Volume-driven business

Flat raw sugar prices

Escalating costs – energy, fertilizers, labor

Declining production

Required transformation

Raw sugar-centric model not tenable over the long-run

Recent financial losses unsustainable

Committed to improving financial performance

Inside the Supply Chain

Jim Andrasick
Matt Cox

Market Updates
Logistics Industry Metrics

Highway

Earlier year slowdown recently accelerated

Carriers may exit leading to undersupply

Trucking growth 2.5% lower than historical norms

Rail

Rail off about 3% year to date

2009 Forecast for similar declines

Rebound expected in 2010

Shipping

Asian imports off at all major West Coast ports

Market Updates
MIL Performance

Highway

Consumer staples showing YOY growth

Housing and construction clients showing YOY declines

Certified as an EPA SmartWay Partner

Rail

Compania Sud Americana de Vapores (CSAV) LOU

Intense domestic intermodal rate competition, especially from asset-based carriers (JBHT, HUBG, SNC)

Warehousing & Distribution

PACAM acquisition

Secured Hasbro and launched Savannah Logistics Center

MIL Strategic Evolution

Emerging from rail focus to truck to 3PL

Growth will be driven by Matson Global and Highway

Position MIL as an integrated, full-service provider

Maintain excellent brand, strong client base, key vendor
relationships, and superior customer service

In-fill domestic capabilities

Explore Asia consolidation and freight forwarding services

Expand Port / warehousing / distribution service

Value-added services:  store-door delivery, home delivery, etc.

Market Updates
Matson Historical Hawaii Container Volume

Interest rate
induced recession
curbs high inflation

Long Hawaii economic
downturn following high
expansion of late 1980s

3rd Major
downturn

Market Updates
Hawaii Volume YTD through 9/08

Total W/B Freight Down 7.9%

Oahu Down 5.2%

Neighbor Islands Down 13.3%

Eastbound Down 8.2%

-5.2%

-13.3%

-7.9%

Total Westbound

-14.2%

-10.5%

Market Updates
China

Downward pressure on prices, mostly on the base rates

Fuel surcharge will fall as bunker prices fall

However, declines through August limited to $50-$60

Peak season surcharge never materialized

New 2008-2009 contract season
Average Matson Revenue

Post - contract season Average
Matson Revenue decline

Market Updates
China

Matson’s ships will sail effectively full

Continue to carry a higher percentage
of high-value goods

Continue to carry a relatively low mix of
intermodal freight

Matson ranked at or near top of Drewry’s
most reliable carriers list

Market Updates
Guam

Modest growth expected in 2008 and into 2009

Small expansion of presence of other military service
branches

Beginning phases of military contract growth

Economy is poised for stronger growth after 2010

U.S. Marines redeploy from
Okinawa

Matson/HRZ POLA Cranes

Construction will increase to
build additional housing,
facilities and infrastructure

Market Updates
SSAT

Matson owns 35% LLC Interest

Operating Results:

20%

20%

Matson %

$8.4

$26.2

Pretax Income ($M)

$540.9

$553.5

Revenues ($M)

1,215

1,356

Lifts (000)

3Q08 YTD

3Q08 YTD

Seattle

Oakland/
Richmond

Long Beach

Gap Savings
System-wide

Removing capacity to match demand – 10-ship fleet

Incorporation of fuel surcharge into China contracts

New Hawaii service business as a result of
West Oahu off-dock facility

Reduction in China intermodal containers

Sell China dry-dock return voyages

Reduced capital spending

Minimize empty positioning costs through yield management

New items to be added in 2009 to manage through the cycle

Value Creation

Chris Benjamin

A Track Record of Disciplined Value Creation

Grow core businesses
                                Over 16% CAGR in operating profit over last 5 years*

Disciplined, opportunistic investment of capital
                                More than $500 million in growth investments over last 5 years
                                Core businesses and adjacencies only

                                Particular discipline over past 12-18 months

Expand knowledge and market breadth
                                China/Guam, Matson Global (PACAM, Savannah Logistics)
                                Kukui’ula, Wailea, Southern California

* Includes discontinued operations

A&B Strategy

Grow with what we know – core businesses and
adjacencies

Grow with a balanced risk profile

Leverage strong asset base and competitive positions

Maintaining adequate debt capacity, cash flows

Capitalize on unique opportunities

Distressed assets

Special situations

How We Will Grow

Hawaii first for real estate

Weakening economy creates opportunities

Nobody knows Hawaii market better

Build on increasing international transportation
perspective and reputation

Matson brand never stronger

Pursuing “door-to-door” via logistics and RE

Exploring additional “port-to-port” strategies

Develop/pursue more opportunities on U.S. Mainland

Hawaii land monetization

Capital Structure & Leverage Goals

Target optimum leverage of 35-40%

Logistics acquisitions

Distressed real estate opportunities

Share repurchases

Managing capital structure for growth

Maintain access to capital

Invest for long-term shareholder value

Balance sheet remains strong

Debt to debt + equity only 31% at 3Q08

Positioned well for future investment

Access to capital secure

Sustainable Cash Flow
Dollars, in millions

Strong and stable cash generation

Matson Navigation, MIL, RE Leasing

RE development/sales cash highly variable,
function of project life cycle

Majority of use of cash is discretionary

About  25% of cash generated annually for
maintenance CapEx (ex. new ship capital, RE development)

15 – 20% of cash generated annually for dividends

Ample powder for “game-changers”

Either as investment, or to service higher debt levels

                                                                                                                                                                                                                 ($ millions)

Net Income                                                                                                                                                                     $986.8

Dividends                                                                                                                                                                            $402.3

   Dividend/Net Income                                                                                                                         41%

Share Repurchases*                                                                                                                         $254.9

     Total Cash Payout Ratio                                                                                                                          67%

*     Remaining share repurchase authorization of 2.2 million shares.
        $50 million in share repurchases YTD.

History of Strong Earnings and Cash Flow
As of 9/30/08

Cash Returned to Shareholders – 10 years

Shareholder Value Objectives

10 – 12% annual earnings growth – non-linear

5-yr. CAGR of 16%

Commitment to sustained dividend growth

40% increase in past three years

Opportunistic share repurchases

$155 million in past three years

Focused growth in higher-value segments

Logistics acquisitions

Opportunistic acquisitions and land monetization

Concluding Remarks

Allen Doane

Preserve Value

Defensive posture for short/mid-term

Maintain ample debt capacity, liquidity

New capital minimized – replacement/recurring needs

Continued efficiency improvements, cost takeouts essential

Prepared to make hard decisions

Create Value

Offensive focus for longer term

Strategic transportation investments at lower multiples

Opportunistic real estate investments at discounts
to intrinsic values

Will continue to make “game-changing”
strategic decisions